Please vote today We need your input on an important proposal that affects your investment.

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Phone

Mail

Your action is required.

April 27, 2015

Please vote today.

Dear John Hancock Global Opportunities Fund shareholder:

At John Hancock Investments, we continually review our lineup of funds to ensure we are delivering value to our shareholders. Part of this assessment is to seek to ensure funds grow large enough to achieve economies of scale that can be passed on to shareholders in terms of lower fees. Due to the lack of scale in John Hancock Global Opportunities Fund, we recommended to the Board of Trustees, and they agreed, that the fund should be merged into John Hancock Global Equity Fund.

Advantages of the proposed merger:

•	Expected lower expenses. As fixed costs are spread across the larger asset base of the combined funds, shareholder expenses are expected to decline.

•	Similar investment strategy. Each fund pursues long-term capital appreciation by investing primarily in a diversified portfolio of equity securities, with no limits on the market capitalization ranges of the companies included in such portfolio and, under normal circumstances, invests at least 40% of its net assets in securities of foreign issuers.

•	Continuity of management. Both funds are managed by the same experienced portfolio management team at John Hancock Asset Management, led by Paul Boyne and Doug McGraw, both 20-year financial industry veterans.

•	Solid performance. Although past performance does not guarantee future results, since its inception on May 17, 2013, John Hancock Global Equity Fund has outperformed your fund by 5.83% (as of March 31, 2015).

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled on or about July 15, 2015, at the offices of John Hancock Advisers at 601 Congress Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Andrew G. Arnott

President and Chief Executive Officer

John Hancock Investments

Please vote today We need your input on an important proposal that affects your investment.

Online 2voteproxy.com/jhf

Phone 800-830-3542

Mail Sign and return the enclosed voting card

Your action is required.

April 27, 2015

Please vote today.

Dear John Hancock Global Opportunities Fund shareholder:

At John Hancock Investments, we continually review our lineup of funds to ensure we are delivering value to our shareholders. Part of this assessment is to seek to ensure funds grow large enough to achieve economies of scale that can be passed on to shareholders in terms of lower fees. Due to the lack of scale in John Hancock Global Opportunities Fund, we recommended to the Board of Trustees, and they agreed, that the fund should be merged into John Hancock Global Equity Fund.

Advantages of the proposed merger:

•	Expected lower expenses. As fixed costs are spread across the larger asset base of the combined funds, shareholder expenses are expected to decline.

•	Similar investment strategy. Each fund pursues long-term capital appreciation by investing primarily in a diversified portfolio of equity securities, with no limits on the market capitalization ranges of the companies included in such portfolio and, under normal circumstances, invests at least 40% of its net assets in securities of foreign issuers.

•	Continuity of management. Both funds are managed by the same experienced portfolio management team at John Hancock Asset Management, led by Paul Boyne and Doug McGraw, both 20-year financial industry veterans.

•	Solid performance. Although past performance does not guarantee future results, since its inception on May 17, 2013, John Hancock Global Equity Fund has outperformed your fund by 5.83% (as of March 31, 2015).

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled on or about July 15, 2015, at the offices of John Hancock Advisers at 601 Congress Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:

Online: www.2voteproxy.com/jhf

Phone: Call 800-830-3542

Mail: Complete the enclosed proxy card and return it in the postage-paid envelope

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Andrew G. Arnott

President and Chief Executive Officer

John Hancock Investments

JOHN HANCOCK GLOBAL OPPORTUNITIES FUND

(a series of John Hancock Investment Trust)
(the “fund”)

601 Congress Street

Boston, MA 02210

Notice of Special Meeting of Shareholders

Scheduled for July 15, 2015

This is the formal agenda for the fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the fund:

A shareholder meeting of the fund will be held at 601 Congress Street, Boston, Massachusetts, on July 15, 2015, at 2:00 P.M. to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between John Hancock Global Opportunities Fund (“Global Opportunities Fund”) and John Hancock Global Equity Fund (“Global Equity Fund”). Under this agreement, Global Opportunities Fund would transfer all of its assets to Global Equity Fund in exchange for corresponding shares of Global Equity Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of Global Opportunities Fund. Global Equity Fund would also assume substantially all of Global Opportunities Fund’s liabilities. Your fund’s Board of Trustees recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on April 21, 2015, are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

By order of the Board of Trustees,

/s/ Nicholas J. Kolokithas

Nicholas J. Kolokithas
Assistant Secretary

Boston, Massachusetts, April 27, 2015

PROXY STATEMENT of John Hancock Global Opportunities Fund, a series of John Hancock Investment Trust, ( “Global Opportunities Fund,” the “Acquired Fund” or “your fund”)
PROSPECTUS for John Hancock Global Equity Fund, a series of John Hancock Funds II (“Global Equity Fund” or the “Acquiring Fund”)

The address of the Acquired Fund and the Acquiring Fund is 601 Congress Street, Boston, Massachusetts 02210.

* * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization of their fund. Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund
Proposal	Global Opportunities Fund	Global Equity Fund

How the reorganization will work

▪	Your fund will transfer all of its assets to Global Equity Fund. Global Equity Fund will assume substantially all of your fund’s liabilities.
▪	Global Equity Fund will issue Class A shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class A shares. These shares will be distributed to your fund’s Class A shareholders in proportion to their holdings on the reorganization date.
▪	Global Equity Fund will issue Class A shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class B shares. These shares will be distributed to your fund’s Class B shareholders in proportion to their holdings on the reorganization date.
▪	Global Equity Fund will issue Class C shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class C shares. These shares will be distributed to your fund’s Class C shareholders in proportion to their holdings on the reorganization date.
▪	Global Equity Fund will issue Class I shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class I shares. These shares will be distributed to your fund’s Class I shareholders in proportion to their holdings on the reorganization date.
▪	Global Equity Fund will issue Class R2 shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class R2 shares. These shares will be distributed to your fund’s Class R2 shareholders in proportion to their holdings on the reorganization date.
▪	Global Equity Fund will issue Class R6 shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class R6 shares. These shares will be distributed to your fund’s Class R6 shareholders in proportion to their holdings on the reorganization date.
▪	Global Equity Fund will issue Class NAV shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Class NAV shares. These shares will be distributed to your fund’s Class NAV shareholders in proportion to their holdings on the reorganization date.
▪	No sales charges will be imposed on shares of Global Equity Fund received by shareholders of the Acquired Fund.
▪	Your fund will be terminated and shareholders of your fund will become shareholders of Global Equity Fund.
▪	For U.S. federal income tax purposes, the reorganization is not intended to result in the recognition of income, gain, or loss by your fund, Global Equity Fund, or the shareholders of your fund.

Rationale for the reorganization

The reorganization is intended to consolidate the Acquired Fund with a similar fund advised by John Hancock Advisers, LLC (“JHA” or the “Advisor”) and subadvised by John Hancock Asset Management, a division of Manulife Asset Management (US) LLC (“JHAM”). Your fund’s stated investment objective is identical to that of Global Equity Fund: both funds seek long-term capital appreciation. The combined fund would permit you to pursue an identical investment objective in a larger fund utilizing substantially similar investment policies.

Although past performance does not guarantee future performance, as of March 31, 2015, since its inception on May 17, 2013, Global Equity Fund has outperformed your fund by 5.83%.

Each fund incurs operating costs such as, for insurance, accounting, legal, transfer agency, administrative, and custodial services. The combination of these funds resulting from the reorganization may enable the combined fund to benefit from the ability to spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than each fund would achieve separately. It is anticipated that the net annual operating expenses of the Acquiring Fund after the reorganization will be lower than your fund’s current net annual operating expenses for all share classes, both before and after any contractual expense limitations. The combined fund may also be better positioned in the market to increase asset size and achieve potential additional economies of scale, which may lead to lower per share fund expenses in the future. The reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to get more information

▪  The Global Equity Fund Class A shares summary prospectus and Class I shares summary prospectus, each dated January 1, 2015; and the Class C shares summary prospectus, Class R2, Class R4 shares summary prospectus, and Class R6 shares summary prospectus, each dated February 20, 2015, as supplemented to date

The summary prospectus for each share class to be issued in exchange for your shares of Global Opportunities Fund is in the same envelope as this proxy statement and prospectus. Each such document is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

▪   The Global Equity Fund Class A shares prospectus, Class I shares prospectus, and Class NAV shares prospectus, each dated January 1, 2015, as supplemented to date, and the Class C shares prospectus, Class R2 and Class R4 shares prospectus, and Class R6 shares prospectus, each dated February 20, 2015, as supplemented to date

▪  The statement of additional information (“SAI”) dated April 27, 2015, which relates to this proxy statement and prospectus and the reorganization, and contains additional information about the Acquired Fund and the Acquiring Fund

▪  The Global Equity Fund annual shareholder report dated August 31, 2014

▪  The Global Equity Fund SAI in respect of Class A shares, Class I shares, and Class NAV shares, dated

These documents and additional information about the Acquired Fund and the Acquiring Fund are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 800-225-5291. Information in these documents is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

January 1, 2015, as supplemented to date, and SAI in respect of Class C shares, Class R2 shares, and Class R6 shares, dated February 20, 2015, as supplemented to date

▪  The Global Opportunities Fund SAI dated March 1, 2015, as supplemented to date

▪  The Global Opportunities Fund Class A, Class B, and Class C shares prospectus; Class I shares prospectus; Class R2 shares prospectus, Class R6 shares prospectus, and Class NAV shares prospectus, each dated March 1, 2015, as supplemented to date

To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 800-225-5291.

The date of this proxy statement and prospectus is April 27, 2015.

INTRODUCTION

This proxy statement and prospectus is being used by the board of trustees of John Hancock Investment Trust (the “Board”) to solicit proxies to be voted at a special meeting of your fund’s shareholders. This meeting will be held at 601 Congress Street, Boston, Massachusetts, on Wednesday, July 15, 2015, at 2:00 P.M. The purpose of the meeting is to consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Acquired Fund into Global Equity Fund (the “Reorganization”). This proxy statement and prospectus is being mailed to your fund’s shareholders on or about April 27, 2015.

The proxy statement and prospectus includes information that is specific to the proposal, including summary comparisons. You should read the entire proxy statement and prospectus carefully, including Exhibit A (which contains a form of Agreement), the enclosed summary prospectus, and the annual report (available upon request) of Global Equity Fund, because it contains details that are not in the summary comparisons.

Who is eligible to vote?

Shareholders of record of the Acquired Fund on April 21, 2015, are entitled to attend and vote at the meeting or any adjourned meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL — REORGANIZATION OF GLOBAL OPPORTUNITIES FUND

Approval of Agreement and Plan of Reorganization between Global Opportunities Fund and Global Equity Fund

Under this Agreement, Global Opportunities Fund would transfer all of its assets to Global Equity Fund in exchange for corresponding shares of Global Equity Fund, as described in the Agreement. These shares would be distributed proportionately to the shareholders of Global Opportunities Fund. Global Equity Fund would also assume substantially all of the liabilities of Global Opportunities Fund. The Board unanimously recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF ACQUIRED FUND TO ACQUIRING FUND

Comparison of Funds’ Investment Objectives, Strategies, and Policies

Global Opportunities Fund	Global Equity Fund
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets of Each Fund (as of December 31, 2014):

$124,031,286	$477,023,244

Investment Advisor: JHA

Investment Subadvisor:
JHAM

Global Opportunities Fund	Global Equity Fund
(Acquired Fund)	(Acquiring Fund)

Portfolio Managers

Paul Boyne • Senior Managing Director and Senior Portfolio Manager • Managed each fund since 2013 Doug McGraw • Managing Director and Portfolio Manager • Managed each fund since 2013

Investment Objectives:

To seek long-term capital appreciation.	To seek long-term capital appreciation.

Principal Investment Strategies:

Under normal market conditions, the fund invests in a diversified portfolio consisting primarily of global (U.S. and foreign) equity securities of any size. Equity securities include common and preferred stocks and their equivalents.

In managing the fund, the subadvisor emphasizes a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the subadvisor looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations, or mergers. The subadvisor uses fundamental financial analysis to identify individual companies with current or the potential for substantial cash flows, reliable revenue streams, strong competitive positions, and strong management. The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

Under normal market conditions, the fund will invest at least 40% of its assets in the securities of foreign issuers. The fund may invest up to 20% of assets in bonds of any maturity rated as low as CC by Standard & Poor’s Ratings Services (“S&P”) or Ca by Moody’s Investors Service, Inc. (“Moody’s”) and their unrated equivalents (bonds rated BB and below by S&P or Ba and below by Moody’s are considered below investment grade (i.e., junk bonds)).

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

The fund may, to a limited extent, engage in derivatives transactions that include futures contracts, options, and foreign currency forward contracts, in each case for the purpose of reducing risk and/or obtaining efficient

The fund seeks to generate capital appreciation by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities. This policy is subject to change only upon 60 days’ notice to shareholders. Under normal market conditions, at least 40% of the value of the fund’s net assets will be invested in issuers domiciled outside of the United States, including in emerging markets, which includes securities for which the relevant reference entity is domiciled outside the United States, such as American Depositary Receipts (ADRs), that trade on U.S. exchanges. There are no limits on the market-capitalization ranges of the companies in which the fund may invest. The fund may invest in the securities of large, medium, or small companies.

In managing the fund, the subadvisor seeks to identify undervalued companies that exhibit attractive valuations, solid business franchises, sustainable margins/cash flow, disciplined capital allocation, strong management teams, and strong balance sheets.

The subadvisor employs an unconstrained, bottom-up stock selection process based on disciplined fundamental research with the aim to create a diversified portfolio of quality global stocks of any size that not only demonstrate compelling value but also generate sustainable cash flows. Equity securities include common and preferred stocks and their equivalents, including depositary receipts, warrants, rights, and securities convertible into common or preferred stocks.

The decision-making process involves candidate companies being screened for valuation, quality, and dividends, together with a detailed examination of the challenges and opportunities that exist for that business. The subadvisor will assess the valuation

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Global Opportunities Fund	Global Equity Fund
(Acquired Fund)	(Acquiring Fund)

market exposure. The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

opportunity for that company by establishing base-case, upside, and downside price targets. The subadvisor will take into consideration the diversification benefits and the liquidity of the security before making the final investment decision.

The fund may invest in cash, money market instruments, repurchase agreements, or other short-term instruments for the purposes of meeting redemption requests or making other anticipated cash payments.

Temporary Defensive Investing

The fund may temporarily invest extensively in investment-grade short-term securities for the purpose of protecting the fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.

The fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements, or other short-term instruments for the purpose of protecting the fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between Global Opportunities Fund and Global Equity Fund.

As the above table indicates, the investment objectives, policies, and risks of the two funds are largely similar. In particular, both funds have the investment objective to seek long-term capital appreciation. Furthermore, each fund invests primarily in a diversified portfolio of equity securities, with no limits on market capitalization and, under normal circumstances, invests 40% of net assets in securities of foreign issuers. Global Equity Fund has a non-fundamental policy (i.e., a policy that can be changed without shareholder approval) of investing at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity securities, while Global Opportunities Fund has no stated 80% policy, although it normally invests primarily in equity securities.

Global Opportunities Fund may invest in emerging markets, while investing in emerging markets is not a principal investment strategy of Global Equity Fund.

Global Opportunities Fund may invest up to 20% of assets in bonds rated as low as “CC” by S&P or “Ca” by Moody’s and their unrated equivalents, while investment in such bonds is not a principal investment strategy of Global Equity Fund.

Global Opportunities Fund may, to a limited extent, engage in derivatives transactions that include futures contracts, options, and foreign currency forward contracts, in each case for the purpose of reducing risk and/or obtaining efficient market exposure, while Global Equity Fund may engage in derivatives transactions, but does not consider such transactions to be a principal investment strategy.

Global Opportunities Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase taxable distributions, while Global Equity Fund has no stated active trading strategy.

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COMPARISON OF FUND CLASSES, EXPENSES, ADVISORY ARRANGEMENTS, AND DISTRIBUTION PLANS

Comparison of funds’ classes of shares

Class A sales charges and Rule 12b-1 fees

Class A shares of each fund have the same characteristics and, except as noted below, the same fee structures.

▪   Class A shares are offered with front-end sales charges ranging from 5.00% to 2.00% of the fund’s offering price, depending on the amount invested.

▪ Class A shares of each fund are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 0.30% of average daily net assets of Class A shares, and Class A shares of the acquired fund are subject to a reimbursement plan and class A shares of the acquiring fund are subject to a direct compensation plan.
▪ There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.
▪ An investor can combine multiple purchases of Class A shares of John Hancock funds to take advantage of breakpoints in the sales charge schedule.

▪   Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the funds’ prospectuses.

▪   A Class A shareholder who purchases Class I shares of the same fund pursuant to a fee-based, wrap or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class I shares of the same fund.

Class B sales charges and Rule 12b-1 fees	Class B shares of the Acquired Fund are currently closed to new investors. The Acquiring Fund does not offer Class B shares and, as discussed below, Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund in the Reorganization.
Class C sales charges and Rule 12b-1 fees	Class C shares of each fund have the same characteristics and, except as noted below, the same fee structures.
▪ Class C shares are offered without a front-end sales charge, but may be subject to a CDSC of 1.00% of the original purchase cost or the current market value, whichever is less, of the Class C shares sold within one year of purchase.
▪ Class C shares are subject to distribution and service fees (Rule 12b-1) equal to the annual rate of 1.00% of the average daily net assets of Class C shares, and Class C shares of the acquired fund are subject to a reimbursement plan and class C shares of the acquiring fund are subject to a direct compensation plan.
▪ Class C shares’ CDSCs may be waived in certain cases, including those listed in the funds’ prospectuses.

▪   No automatic conversion to Class A shares, so Rule 12b-1 fees continue at the Class C level throughout the life of the investment.

▪   A Class C shareholder who purchases Class I shares of the same fund pursuant to a fee-based, wrap or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class I shares of the same fund.

Class I sales charges and Rule 12b-1 fees	Class I shares of each fund have the same characteristics and fee structures.
▪ Class I shares are offered without a front-end sales charge and are not subject to a CDSC.
▪ Class I shares are not subject to distribution and service fees (Rule 12b-1).
▪ Class I shares are offered only to certain investors listed in the funds’ prospectuses.

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Class R2 sales charges and Rule 12b-1 fees	Class R2 shares of each fund have the same characteristics and the same fee structures.
▪ Class R2 shares are offered without a front-end sales charge and are not subject to a CDSC.
▪ Class R2 shares are subject to distribution and service fees (Rule 12b-1) equal to the annual rate of 0.25% of the average daily net assets of Class R2 shares.
▪ Class R2 shares are subject, in addition to the Rule 12b-1 fees, to a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans up to the annual rate of 0.25% of the average daily net assets of Class R2 shares held by plan participants.
▪ Class R2 shares are offered only to certain investors listed in the funds’ prospectuses.
Class R6 sales charges and Rule 12b-1 fees	Class R6 shares of each fund have the same characteristics and the same fee structures.
▪ Class R6 shares are offered without a front-end sales charge and are not subject to a CDSC.
▪ Class R6 shares are not subject to distribution and services fees (Rule 12b-1).
▪ Class R6 shares are offered only to certain investors listed in the funds’ prospectuses.

Class NAV sales charges and Rule 12b-1 fees	Class NAV shares of each fund have the same characteristics and fee structures.
▪ Class NAV shares are offered without a front-end sales charge and are not subject to a CDSC.
▪ Class NAV shares are not subject to distribution and service fees (Rule 12b-1)
▪ Class NAV shares are offered only to certain affiliated funds and other investors listed in the funds’ prospectuses.

Comparison of buying, selling and exchanging shares

Buying shares	Investors may buy shares at net asset value, plus any applicable sales charge, as described herein, through a financial representative or the funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”).
Minimum initial investment

Class A and Class C shares: $1,000 for non-retirement accounts and $250 per account opened for group investments. Investments also may be made on a Monthly Automatic Accumulation Program, which requires $25 to open an account followed by a monthly minimum of $25 thereafter.

Class B shares (Acquired Fund only): Closed to new investors.

Class I shares: $250,000.

Class R2 and Class NAV shares: No minimum initial investment requirement.

Class R6 shares: $1 million for non-qualified plan investors.

Exchanging shares

Class A, Class B (Acquired Fund only), Class C, Class I, Class R2, Class R6, and Class NAV shares: Shareholders may exchange their shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any additional sales charges. Shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for

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calculating the CDSC, shares will continue to age from their original purchase date. The registration for both accounts involved must be identical.

Class I, Class R2, and Class R6 shares: Holders of these shares may exchange their shares for Class A shares of John Hancock Money Market Fund (“Money Market Fund”). Any future exchanges out of Money Market Fund Class A shares must be to the same share class from which they were originally exchanged.

Selling shares	Shareholders may sell their shares by submitting a proper written, telephone or Internet request to Signature Services.
Net asset value	All purchases, exchanges, and sales are made at a price based on the next net asset value (“NAV”) per share of the class of the fund to be calculated after Signature Services receives your request in good order. Each fund’s NAV is determined at the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern time.

Comparison of expenses

As the tables below indicate, the hypothetical pro forma net annual operating expenses of the Acquiring Fund after the Reorganization are expected to be lower than your fund’s expenses for all share classes, both before and after any contractual expense limitations.

At current asset levels, Global Equity Fund is charged a management fee of 0.83%. This is lower than the management fee at current asset levels paid by the Acquired Fund of 0.85%. As a result of the Reorganization, the Acquiring Fund is expected to have assets in excess of $500 million, in which case it would pay a reduced management fee of 0.800% on all net assets.

The funds’ expenses

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less.

The following expense tables briefly describe the fees and the expenses that shareholders of the Acquired Fund and Global Equity Fund may pay if they buy and hold shares of each respective fund and are based on expenses paid by the funds for the 12-month periods ended August 31, 2014 and October 31, 2014 for the Acquiring Fund and the Acquired Fund, respectively, the end of each fund’s most recently completed fiscal year. The tables also show the pro forma expenses of Global Equity Fund assuming the Reorganization with the Acquired Fund had occurred on September 1, 2014. Global Equity Fund’s expenses after the Reorganization may be greater or less than those shown.

It is anticipated that the expense ratios for all classes of the Acquiring Fund to be issued in the Reorganization will be lower than the expense ratios of the corresponding share classes of the Acquired Fund, both before and after any contractual expense limitations, if the proposed Reorganization is approved and implemented.

The following tables illustrate the anticipated change in operating expenses expected as a result of the reorganization into the Acquiring Fund of Global Opportunities Fund.

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	Global Opportunities Fund	Global Equity Fund	Global Equity Fund (Pro Forma) (assuming reorganization with Global Opportunity Fund)

	Class A	Class A	Class A
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00%	5.00%	5.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)
Small account fee (for fund account balances under $1,000)	$20	$20	$20
Annual Operating Expenses
Management fee	0.85%	0.83%	0.80%
Distribution and service (Rule 12b-1) fees	0.30%	0.30%	0.30%
Other expenses	0.37%(1)	0.25%(1)	0.26%
Total annual fund operating expenses	1.52%	1.38%	1.36%
(1) “Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.

	Global Opportunities Fund	Global Equity Fund	Global Equity Fund (Pro Forma) (assuming reorganization with Global Opportunity Fund)

	Class B	Class A	Class A
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	5.00%	5.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	5.00%	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)
Small account fee (for fund account balances under $1,000)	$20	$20	$20
Annual Operating Expenses
Management fee	0.85%	0.83%	0.80%
Distribution and service (Rule 12b-1) fees	1.00%	0.30%	0.30%

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	Global Opportunities Fund	Global Equity Fund	Global Equity Fund (Pro Forma) (assuming reorganization with Global Opportunity Fund)

	Class B	Class A	Class A

Other expenses	0.37%(1)	0.25%(1)	0.26%
Total annual fund operating expenses	2.22%	1.38%	1.36%

(1)	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.

	Global Opportunities Fund	Global Equity Fund	Global Equity Fund (Pro Forma) (assuming reorganization with Global Opportunity Fund)

	Class C	Class C	Class C
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00%	1.00%	1.00%
Small account fee (for fund account balances under $1,000)	$20	$20	$20
Annual Operating Expenses
Management fee	0.85%	0.83%	0.80%
Distribution and service (Rule 12b-1) fees	1.00%	1.00%	1.00%
Other expenses	0.37%(1)	0.25%(2)	0.25%
Total annual fund operating expenses	2.22%	2.08%	2.05%

(1)       “Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.

(2)       “Other expenses” have been estimated for the first year of operations of the fund’s Class C shares.

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	Global Opportunities Fund	Global Equity Fund	Global Equity Fund (Pro Forma) (assuming reorganization with Global Opportunity Fund)

	Class I	Class I	Class I
Shareholder transaction expenses
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Annual Operating Expenses
Management fee	0.85%	0.83%	0.80%
Other expenses	0.35%(1)	0.23%(1)	0.25%
Total annual fund operating expenses	1.20%	1.06%	1.05%

(1)	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.

	Global Opportunities Fund	Global Equity Fund	Global Equity Fund (Pro Forma) (assuming reorganization with Global Opportunities Fund only)

	Class R2	Class R2	Class R2
Shareholder transaction expenses
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Annual operating expenses
Management fee	0.85%	0.83%	0.80%
Distribution and service (Rule 12b-1) fees	0.25%	0.25%	0.25%
Other expenses	0.26%(1)	0.13%(2)	0.13%
Service plan fee	0.25%(3)	0.25%	0.25%
Total annual fund operating expenses	1.61%	1.46%	1.43%

(1)	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.

(2)	“Other expenses” have been estimated for the first year of operations of the fund’s Class R2 shares.

(3)	“Service plan fee” has been restated to reflect maximum allowable fees.

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	Global Opportunities Fund	Global Equity Fund	Global Equity Fund (Pro Forma) (assuming reorganization with Global Opportunities Fund only)

	Class R6	Class R6	Class R6
Shareholder transaction expenses
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Annual operating expenses
Management fee	0.85%	0.83%	0.80%
Other expenses	0.26%(1)	0.13%(2)	0.14%
Total annual fund operating expenses	1.11%	0.96%	0.94%
Contractual expense reimbursement	-0.02%(3)	-0.02%(4)	-0.02%
Total annual fund operating expenses after expense reimbursement	1.09%	0.94%	0.92%

(1)	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.

(2)	”Other expenses” have been estimated for the first year of operations of the fund’s Class R6 shares.

(3)	The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the Acquired Fund to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on February 29, 2016, unless renewed by mutual agreement of the Acquired Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

(4)	The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the Acquiring Fund, to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on December 31, 2016, unless renewed by mutual agreement of the Acquiring Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

	Global Opportunities Fund	Global Equity Fund	Global Equity Fund (Pro Forma) (assuming reorganization with Global Opportunity Fund)

	Class NAV	Class NAV	Class NAV
Shareholder transaction expenses
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None

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	Global Opportunities Fund	Global Equity Fund	Global Equity Fund (Pro Forma) (assuming reorganization with Global Opportunity Fund)

	Class NAV	Class NAV	Class NAV
Annual Operating Expenses
Management fee	0.85%	0.83%	0.80%
Distribution and service (Rule 12b-1) fees	None	None	None
Other expenses	0.24%(1)	0.11%(1)	0.12%
Total annual fund operating expenses	1.09%	0.94%	0.92%

(1)	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your fund and Global Equity Fund, based on fees and expenses incurred during the 12-month period ended August 31, 2014 and October 31, 2014 for the Acquiring Fund and the Acquired Fund, respectively, the end of each fund’s most recently completed fiscal year. The examples assume that you redeem all of your shares at the end of those periods. For Class B shares of the Acquired Fund, the expense examples may differ if shares are sold or kept at the end of the period. Each example assumes that you reinvested all distributions and that the average annual return was 5%. Pro forma expenses are included assuming a Reorganization with your fund and Global Equity Fund. The examples are for comparison purposes only and are not a representation of your fund’s or Global Equity Fund’s actual expenses or returns, either past or future.

	Global Opportunities Fund	Global Equity Fund	Global Equity Fund (Pro Forma) (assuming reorganization with Global Opportunities Fund)
Class A
Year 1	$647	$633	$632
Year 3	$956	$915	$909
Year 5	$1,288	$1,217	$1,207
Year 10	$2,222	$2,075	$2,053

Class B – assuming redemption at end of period (1)
Year 1	$725	N/A	$632
Year 3	$994	N/A	$909
Year 5	$1,390	N/A	$1,207
Year 10	$2,378	N/A	$2,053

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	Global Opportunities Fund	Global Equity Fund	Global Equity Fund (Pro Forma) (assuming reorganization with Global Opportunities Fund)
Class B – assuming no redemption (1)
Year 1	$225	N/A	$632
Year 3	$694	N/A	$909
Year 5	$1,190	N/A	$1,207
Year 10	$2,378	N/A	$2,053

Class C – assuming redemption at end of period
Year 1	$325	$311	$308
Year 3	$694	$652	$643
Year 5	$1,190	$1,119	$1,103
Year 10	$2,554	$2,410	$2,379

Class C – assuming no redemption
Year 1	$225	$211	$208
Year 3	$694	$652	$643
Year 5	$1,190	$1,119	$1,103
Year 10	$2,554	$2,410	$2,379

Class I
Year 1	$122	$108	$107
Year 3	$381	$337	$334
Year 5	$660	$585	$579
Year 10	$1,455	$1,294	$1,283

Class R2
Year 1	$164	$149	$146
Year 3	$508	$462	$452
Year 5	$876	$797	$782
Year 10	$1,911	$1,746	$1,713

Class R6
Year 1	$111	$96	$94
Year 3	$351	$304	$298
Year 5	$610	$529	$518
Year 10	$1,350	$1,176	$1,153

Class NAV
Year 1	$111	$96	$94
Year 3	$347	$300	$293
Year 5	$601	$520	$509
Year 10	$1,329	$1,155	$1,131

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(1) Global Equity Fund does not offer Class B shares and Class B shareholders of Global Opportunities Fund will receive Class A shares of Global Equity Fund pursuant to the Reorganization.

Comparison of advisory arrangements

Your fund’s and Global Equity Fund’s advisory agreements are substantially similar. However, the management fees differ as set forth below. As noted in the table under “Management Arrangements,” JHA serves as the investment advisor for your fund and the Acquiring Fund. If the Reorganization is approved, the Acquiring Fund is expected to have assets in excess of $500 million, in which case it would pay a reduced management fee of 0.800% on all net assets.

Management Arrangements

Each fund pays monthly management fees to JHA equal to the following annual percentage of its average daily net assets:

Global Opportunities Fund	Global Equity Fund
0.850% — first $500 million; 0.825% — next $500 million; 0.800% — excess over $1 billion	0.825% — first $500 million; 0.800% — excess over $500 million (When net assets exceed $500 million, the management fee is 0.800% on all net assets.)

The Advisor, and not either of the funds, pays subadvisory fees to JHAM.

Comparison of distribution plans

Each fund’s board of trustees and shareholders have approved distribution plans (“Plans”) and adopted the Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The following table shows the various Rule 12b-1 fees applicable to the funds’ shares.

	Global Opportunities Fund	Global Equity Fund
Class A	0.30%	0.30%
Class B	1.00%	N/A
Class C	1.00%	1.00%
Class I	-	-
Class R2	0.25%	0.25%
Class R6	-	-
Class NAV	-	-

The fees charged under the Plans will be paid to each fund’s distributor either in reimbursement of distribution and shareholder service expenses incurred by the distributor on the fund’s behalf (“Reimbursement Plans”), or as direct compensation to the distributor in contemplation of such expenses (“Direct Compensation Plans”). The Plans for Global Opportunities Fund’s Class A, Class B and Class C shares are Reimbursement Plans, and the Plan for Class R2 shares is a Direct Compensation Plan. The Plan for each class of Global Equity Fund is a Direct Compensation Plan.

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COMPARISON OF INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following discussion compares and shows the similarities of the principal risks affecting each fund.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your fund and Global Equity Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Global Equity Fund is commensurate with the amount of risk involved in the authorized investments of your fund, listed in alphabetical order.

Principal risks applicable to both funds

Active management risk. The subadvisor’s investment strategy may fail to produce the intended result.

Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Economic and market events risk. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Equity securities risk. The value of a company’s equity securities is subject to changes in the company’s financial condition and overall market and economic conditions. Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause a fund to, at times, underperform equity funds that use other investment strategies.

Foreign securities risk. As compared with U.S. corporate and government issuers, there may be less publicly available information relating to corporate and government issuers. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Large company risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or mid-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk. Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk. The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Sector risk. Because the fund may, from time to time, focus on one or more sectors of the economy, at such times its performance will depend in large part on the performance of those sectors. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. As a result, at such times, the value of your investment may fluctuate more widely than it would in a fund that is invested across sectors.

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Particular risks of Global Opportunities Fund

Although the following risks are not considered principal risks of Global Equity Fund, Global Equity Fund may be subject to these risks to the extent it invests in the securities or engages in the transactions described below.

Economic and market events risk. Because Global Opportunities Fund may invest in fixed-income securities, it is subject to the following element of this risk factor:

The conclusion of the U.S. Federal Reserve's quantitative easing stimulus program and/or increases in the level of short-term interest rates could cause fixed-income markets to experience continuing high volatility, which could negatively impact the fund's performance.

Fixed-income securities risk. Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or average duration of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Liquidity risk. Exposure exists when reduced trading volume, a relative lack of market makers, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing the fund's ability to sell such securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as junk bonds) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

Particular risks of Global Equity Fund

Emerging-market risk. The risks of investing in foreign securities are greater for investments in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment, as well as greater social, economic, regulatory, and political uncertainties than more developed countries.

Equity securities risk (only regarding Preferred and convertible securities risk).

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Preferred and convertible securities risk. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Comparison of Fund Performance

Past performance records of Global Opportunities Fund and Global Equity Fund through December 31, 2014, including: (1) calendar year total returns (without sales charges); and (2) average annual total returns (including imposition of sales charges) are set forth under “Fund Past Performance” beginning on page 19 of this proxy statement and prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

▪	The Reorganization is scheduled to occur at 5:00 P.M., Eastern time, on July 24, 2015, but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund. The Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Acquired Fund’s liabilities. This will result in the addition of the Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both funds will be computed as of 4:00 p.m., Eastern time, on the closing date of the Reorganization.

▪	The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class A shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class A shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class A shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class B shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class B shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class B shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class C shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class C shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class C shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class C shareholders of the Acquired Fund will become Class C shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class I shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class I shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class I shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class I shareholders of the Acquired Fund will become Class I shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class R2 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class R2 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class R2 shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class R2 shareholders of the Acquired Fund will become Class R2 shareholders of the Acquiring Fund.

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▪	The Acquiring Fund will issue Class R6 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class R6 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class R6 shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class R6 shareholders of the Acquired Fund will become Class R6 shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class NAV shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class NAV shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class NAV shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class NAV shareholders of the Acquired Fund will become Class NAV shareholders of the Acquiring Fund.

▪	After the shares are issued, the existence of the Acquired Fund will be terminated.

Reasons for the Reorganization

The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund. The Reorganization is intended to result in an Acquiring Fund that has the potential to achieve stronger prospects for growth and potential opportunities for economies of scale than would be the case for the Acquired Fund. The Acquiring Fund has principal investment strategies that are substantially similar to those of the Acquired Fund.

On a pro forma basis, each class of the resulting combined Acquiring Fund after the Reorganization is expected to have total operating expenses that are lower than those of the Acquired Fund share classes exchanged in the Reorganization, both before and after any contractual expense limitations.

Board consideration of the Reorganization

The Board, including the trustees of the trust who are not “interested persons” (as defined in the 1940 Act) of the Acquired Fund or of JHA (“Independent Trustees”), considered the Reorganization at its in-person meeting held on March 10-12, 2015, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the March 10-12, 2015 meeting to recommend approval of the Reorganization, the Board, concluded that the participation of the Acquired Fund in the Reorganization is in the best interests of the fund, as well as in the best interests of the Acquired Fund’s shareholders, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and Acquiring Funds; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization.

In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Acquired Fund and the Acquiring Fund, respectively, in connection with its decision to recommend approval of the Reorganization on behalf of the Acquired Fund. With respect to performance information, the Board reviewed information as of December 31, 2014.

1.	The Reorganization would permit the shareholders of the Acquired Fund to pursue an identical investment objective in a larger fund utilizing substantially similar investment policies. Furthermore, investment in the Acquiring Fund would permit shareholders of the Acquired Fund to continue to receive the benefits of

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investing in a diversified portfolio of equity securities of companies of any market capitalization through a fund that, under normal circumstances, invests 40% of net assets in securities of foreign issuers.

2.	Although past performance does not guarantee future performance, Global Equity Fund has had stronger performance than Global Opportunities Fund over the one calendar year ended December 31, 2014. The Acquiring Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the Acquiring Fund at the closing of the Reorganization.

3.	The advisory fee rate of the Acquiring Fund is lower than that of the Acquired Fund at all asset levels and the overall operating expense ratio of each class of the Acquiring Fund to be issued in the Reorganization is lower than the expense ratio of the corresponding class of the Acquired Fund, both before and after any contractual expense limitations. This is anticipated to continue to be the case following the Reorganization.

4.	There may be an opportunity to reduce the Acquiring Fund’s expense ratio over time due to potential economies of scale if the funds are combined. The greater asset size of the combined fund may allow it, relative to the Acquired Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base.

5.	Shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Reorganization; the Advisor provides advisory services to the Acquired Fund and to the Acquiring Fund, and JHAM serves as each fund’s subadvisor. The same portfolio managers at JHAM act as portfolio managers to both funds and are expected to continue to act as portfolio managers to the Acquiring Fund after the Reorganization.

6.	The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Reorganization.

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FUND PAST PERFORMANCE

Set forth below is past performance information for Global Opportunities Fund and Global Equity Fund, which may help provide an indication of each fund’s investment risk.

The bar chart under “Calendar year total returns” shows how each fund’s Class A total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table under “Average annual total returns” shows average annual total return for each fund over time, for each class of shares (including deductions for sales charges) compared with a broad-based securities market indexes. Class A performance is shown both before and after taxes. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Global Opportunities Fund

(Acquired Fund)

Calendar year total returns for Class A:

Best quarter: 38.79% (Quarter ended Q2’09)

Worst quarter: -32.49% (Quarter ended Q3’08)

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Global Equity Fund

(Acquiring Fund)

Calendar year total returns for Class A:

Best quarter: 4.26% (Quarter ended Q2’14 )

Worst quarter: -3.06% (Quarter ended Q3’14 )

Average annual total returns for periods ended December 31, 2014, and since inception of each fund

Fund	Share class	One year	Five year	Since inception February 28, 2005(1)

Global Opportunities Fund
(Acquired Fund)	Class A before tax	-2.78%	-0.33%	6.26%
	Class A after tax on distributions(2)	-2.78%	-0.53%	5.51%
	Class A after tax on distributions, with sale(2)	-1.57%	-0.18%	4.88%
	Class B before tax	-3.54%	-0.49%	6.08%
	Class C before tax	0.60%	-0.02%	6.12%
	Class I before tax	2.60%	1.05%	7.17%
	Class R2 before tax	2.25%	0.00%	5.67%
	Class R6 before tax	2.65%	1.08%	7.20%
	Class NAV before tax	2.79%	1.19%	0.23%
MSCI World Index(3) (gross of foreign withholding taxes on dividends)(reflects no deduction for fees, expenses or taxes)		5.50%	10.81%	6.62%
S&P Global Broad Market Index(3) (reflects no deduction for fees, expenses, or taxes)		4.37%	10.02%	6.92%

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Fund	Share class	One year	Since inception May 17, 2013

Global Equity Fund
(Acquiring Fund)	Class A before tax	-2.65%	5.42%
	Class A after tax on distributions(2)	-5.35%	3.33%
	Class A after tax on distributions, with sale(2)	-0.96%	3.40%
	Class C before tax (4)	1.53%	8.80%
	Class I before tax	2.79%	9.09%
	Class R2 before tax(4)	2.47%	8.80%
	Class R6 before tax(4)	2.47%	8.80%
	Class NAV before tax	2.86%	9.20%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)		5.50%	10.59%

(1) The inception date for Class NAV shares of the Acquired Fund is October 29, 2007.

(2) After-tax returns are shown for Class A shares only and would be different for the other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3) Prior to March 20, 2014, the Acquired Fund compared its performance solely to the S&P Global Broad Market Index. After this date, to better reflect the universe of investment opportunities based on the Acquired Fund's investment strategy, the Acquired Fund added the MSCI World Index as the primary index and retained the S&P Global Broad Market Index as the secondary benchmark index to which the Acquired Fund compares its performance.

(4) Because this share class of the Acquiring Fund had not commenced operations as of March 1, 2015, the date of Acquired Fund Trust’s most recent prospectus, the returns shown are those of Class A shares. Returns for this share class would have been substantially similar to returns of Class C, Class R2 and Class R6 shares because each of these share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

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FURTHER INFORMATION ON THE REORGANIZATION

Tax status of the Reorganization

The Reorganization is not intended to result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund. In addition, the Reorganization will not take place unless the Acquired Fund and Acquiring Fund receive a satisfactory opinion from Ropes & Gray LLP (“Ropes & Gray”) substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:

▪	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of substantially all liabilities of the Acquired Fund; or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (i) “section 1256 contracts” as defined in Section 1256(b) of the Code or (ii) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (i) as a result of the closing of the tax year of the Acquired Fund, (ii) upon the termination of a position, or (iii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

▪	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund’s shares to the Acquired Fund and the assumption of substantially all of the Acquired Fund’s liabilities by the Acquiring Fund;

▪	Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Acquired Fund immediately before the transfer, adjusted for any gain or loss required to be recognized as described above;

▪	Under Section 1223(2) of the Code, the tax holding period of the assets of the Acquired Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

▪	Under Section 354 of the Code, you will not recognize gain or loss upon the exchange of your Acquired Fund shares solely for Acquiring Fund shares as part of the Reorganization;

▪	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares you surrender in exchange therefor; and

▪	Under Section 1223(1) of the Code, the tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the Acquired Fund shares you surrender in the exchange, provided that you hold the Acquired Fund shares as capital assets on the date of the exchange.

In rendering its opinion, Ropes & Gray will rely upon, among other considerations, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, you would recognize a taxable gain or loss equal to the difference between your tax basis in your Acquired Fund shares and the fair market value of the Acquiring Fund shares you received.

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Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

Between the shareholder meeting date of July 15, 2015 and the reorganization date of July 24, 2015, the Advisor expects to transition the Acquired Fund’s portfolio, which may include the sale of certain portfolio securities (although presently, the Advisor does not expect to sell any securities of the Acquired Fund in connection with, but prior to the Reorganization). While a sale of portfolio securities would cause the Acquired Fund to incur related brokerage commissions or other transaction costs and could result in taxable gains that would be distributed to the Acquired Fund’s shareholders, at this time the Advisor does not anticipate that the Acquired Fund will incur any such costs or capital gains or losses as a result of the sale of securities in connection with, but prior to the Reorganization.

As of October 31, 2014, Global Opportunities Fund had a short-term capital loss carryforward of $23,615,218 and a long-term capital loss carryforward of $191,749,407. Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future capital gains and thus reduce the taxable amount distributed to fund shareholders. The proposed Reorganization would affect the use of capital loss carryforwards, other “pre-acquisition losses” and other tax attributes in two respects. The first concerns the spreading of such tax attributes across a larger base of shareholders as a result of the combination of two funds. If no Reorganization were to occur, such tax attributes would inure solely to the benefit of the shareholders of the Acquired Fund. If the Reorganization occurs, such tax attributes would carry over (subject to the limitations described below) to the Acquiring Fund. That means that any resulting tax benefits would inure to all shareholders of the combined Fund (i.e., both pre-Reorganization shareholders of the Acquired Fund and pre-Reorganization shareholders of the Acquiring Fund).

The second manner in which the Reorganization would affect the use of any pre-acquisition losses (including capital loss carryforwards, net current-year capital losses and unrealized losses) concerns certain limitations imposed under the Code with respect to the use of such losses. Generally, when ownership of a “loss corporation” changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of loss carryforwards. The amount of such loss carryforwards that can be used each year to offset post-acquisition gains is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate as of March 2015 is 2.67%) multiplied by the value of the “loss corporation’s” equity. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization. Furthermore, the Acquired Fund’s loss carryforwards, as limited by the rules described above, are permitted to offset only that portion of the income of the Acquiring Fund for the taxable year of the transaction that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). As a consequence of these limitations, the Funds expect that the combined Fund will not be able to realize the total potential tax benefit associated with the Acquired Fund’s existing loss carryforwards in the foreseeable future. As of February 18, 2015, the Acquired Fund has capital loss carryforwards of approximately $215 million. Although the capital loss carryforwards will not expire as a result of the Reorganization, the Reorganization will result in material limitations on the combined Fund’s ability to use these capital loss carryforwards. Consequently, the combined Fund will only be able to utilize approximately $3.3 million per year of these capital loss carryforwards; thus, the total tax benefit associated with these losses will not be realized in the foreseeable future.

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This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the relevant Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the relevant Acquired Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s amended and restated declaration of trust and amended and restated by-laws. The obligations of the Acquired Fund and the Acquiring Fund are also subject to the receipt of a favorable opinion of Ropes & Gray as to the U.S. federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and (f) and 9(e) and (f)).

Termination of Agreement. The Board of Trustees of the Acquired Fund or of the Acquiring Fund may terminate the Agreement as to its respective fund (even if the shareholders of the fund have already approved it) at any time before the Reorganization date, if that Board of Trustees believes that proceeding with the Reorganization for a fund would no longer be advisable.

Expenses of the Reorganization. Global Opportunities Fund and Global Equity Fund will each pay an allocable portion of the costs that are incurred in connection with the Reorganization. The estimated cost of the Reorganization is approximately $108,095, of which $81,071 will be borne by Global Opportunities Fund and $27,024 will be borne by Global Equity Fund. Notwithstanding the foregoing, Global Opportunities Fund and Global Equity Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and Global Equity Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of Global Equity Fund issued in connection with the Reorganization. If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of each fund as of August 31, 2014, and the pro forma combined capitalization of the Acquiring Fund as if the proposed Reorganization had occurred on that date.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the closing date of the Reorganization. The table below should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

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Funds	Net assets	Share class	NAV	Shares outstanding
Global Opportunities Fund (Acquired Fund)	$77,929,082	Class A	$14.86	5,245,634
	$11,901,236	Class B	$14.38	827,595
	$31,082,907	Class C	$14.39	2,160,050
	$16,753,640	Class I	$15.03	1,114,321
	$106,488	Class R2	$14.98	7,110
	$118,034	Class R6	$15.11	7,810
	$4,768,771	Class NAV	$15.14	315,026
Global Equity Fund (Acquiring Fund)	$116,649	Class A	$11.66	10,000
	$3,106,852	Class I	$11.70	265,615
	$481,775,479	Class NAV	$11.70	41,182,643
Decrease in net assets to reflect the estimated expenses of the Reorganization and increase in outstanding shares relative to net asset value upon the Reorganization.	($44,292)	Class A	($0.00)	2,454,132
	($6,763)	Class B	($0.00)	(827,595)
	($17,664)	Class C	($0.00)	495,099
	($9,694)	Class I	($0.00)	316,800
	($61)	Class R2	($0.00)	1,986
	($67)	Class R6	($0.00)	2,273
	($29,554)	Class NAV	($0.00)	92,330
Global Equity Fund (Acquiring Fund) (pro forma assuming Reorganization)	$89,895,912	Class A	$11.66	7,709,766
	$31,065,243	Class C	$11.70	2,655,149
	$19,850,798	Class I	$11.70	1,696,736
	$106,427	Class R2	$11.70	9,096
	$117,967	Class R6	$11.70	10,083
	$486,514,696	Class NAV	$11.70	41,589,999

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If the Reorganization had taken place on September 1, 2014: approximately 1.27 Class A, 1.23 Class A, 1.23 Class C, 1.28 Class I, 1.28 Class R2, 1.29 Class R6 and 1.29 Class NAV shares of Global Equity Fund would have been issued to holders of the Class A, Class B, Class C, Class I, Class R2, Class R6 and Class NAV shares of Global Opportunities Fund, respectively, in accordance with the Agreement.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following table shows where in each fund’s prospectus you can find additional information about the fund.

Type of information	Headings in each prospectus

Investment objective and policies	Fund summary — Investment objective, Principal investment strategies, Principal risks Fund details — Principal investment strategies, Principal risks of investing

Portfolio management	Who’s who — Investment advisor, Subadvisor

Expenses	Fund summary — Fees and expenses

Custodian	Who’s who — Custodian

Shares of beneficial interest	Your account — Choosing a share class

Purchase of shares	Your account— Choosing a share class, How sales charges are calculated, Sales charge reductions and waivers, Opening an account, Buying shares, Transaction policies, Additional investor services

Redemption or sale of shares	Your account — Choosing a share class, How sales charges are calculated Your account — Selling shares, Transaction policies, Additional investor services

Dividends, distributions, and taxes	Your account — Dividends and account policies

BOARD RECOMMENDATION

For the reasons described above, the Board, including the Independent Trustees, approved the Reorganization on behalf of the Acquired Fund. Similarly, the Board, including the Independent Trustees, approved the Reorganization on behalf of the Acquiring Fund. They also determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders would not be diluted as a result of the Reorganization.

The trustees recommend that shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization for your fund.

CONFLICTS OF INTEREST

The Reorganization is expected to benefit JHA and JHAM. Although the advisory fee rate paid by Global Equity Fund, and the expected advisory fee rate of Global Equity Fund after the Reorganization, is lower than the advisory fee rate currently paid by shareholders of the Acquired Fund, JHA and JHAM are nonetheless expected to benefit from potential additional economies of scale as a result of increased assets under management and the potential to attract additional assets.

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VOTING RIGHTS AND REQUIRED VOTE

Each whole share of your fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. As to the Acquired Fund, approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. Shares will be voted in the aggregate, without regard to class. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Acquired Fund.

Shares	Quorum	Voting
In general	All shares present in person or by proxy are counted towards a quorum.	Shares present at the meeting will be voted in person at the meeting. Shares present by proxy will be voted in accordance with the voting shareholders’ instructions.
Proxy with no voting instruction (other than Broker Non-Vote)	Considered present at the meeting.	Voted “for” a proposal.
Broker non-vote	Considered present at the meeting.	Not voted. Same effect as a vote “against.”
Abstain	Considered present at the meeting.	Not voted. Same effect as a vote “against.”

If the required approval of the Acquired Fund’s shareholders is not obtained with respect to the proposal, the Acquired Fund’s Board of Trustees will consider what further action may be appropriate, which can include re-soliciting shareholders to approve the proposal.

INFORMATION CONCERNING THE MEETING

Solicitation of proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, or in person by the trustees, officers, and employees of your fund; by personnel of your fund’s investment advisor, JHA, and its transfer agent, Signature Services; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $12,000 for the proxy. The Acquired Fund and the Acquiring Fund will each pay a pro rata cost of preparing, mailing, and soliciting proxies, including payments to unaffiliated solicitation firms.

Revoking proxies

The Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

▪	By filing a written notice of revocation with the Acquired Fund’s transfer agent, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913;

▪	By returning a duly executed proxy with a later date before the time of the meeting; or

▪	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

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Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding shares and quorum

As of April 21, 2015 (the “record date”), the numbers of shares of beneficial interest of the Acquired Fund outstanding were as follows:

Fund	Shares Outstanding
Global Opportunities Fund
Class A	4,268,704.088
Class B	681,301.023
Class C	1,762,582.649
Class I	982,598.268
Class R2	20,389.502
Class R6	7,198.996
Class NAV	309,478.855
Total	8,032,253.381

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote, present in person or represented by proxy, will be considered a quorum for the transaction of business.

Other business

The Board knows of no business to be presented for consideration at the meeting other than the proposal identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the Reorganization against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the proposal.

Telephone voting

In addition to soliciting proxies by mail, by e-mail, or in person, your fund also may arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of JHA, Signature Services, or a third-party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions, and to confirm that the voting instructions have been properly recorded.

▪	A shareholder will be called on a recorded line at the telephone number in the fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

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▪	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

▪	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

▪	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

▪	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the control number that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

▪	Read the proxy statement and prospectus and have your proxy card(s) at hand.

▪	Go to the website on the proxy card(s).

▪	Enter the control number found on your proxy card(s).

▪	Follow the instructions on the website. Please call us at 800-225-5291 if you have any problems.

▪	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email, if chosen.

Shareholders’ Proposals

The management team of your fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of your fund must submit the proposal in writing, so that it is received by the management team of your fund at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the management team of each fund, as of April 21, 2015, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively:

Global Opportunities Fund

Names and addresses	Percentage	Class	Record or beneficial

AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	22.10%	A	Record

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Global Opportunities Fund

Names and addresses	Percentage	Class	Record or beneficial

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	13.54%	A	Record
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.00%	A	Record
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.33%	A	Record
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	29.90%	B	Record
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	16.78%	B	Record
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	9.84%	B	Record
AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.10%	B	Record
MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	5.88%	B	Record

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	15.47%	C	Record
AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13.99%	C	Record

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Global Opportunities Fund

Names and addresses	Percentage	Class	Record or beneficial

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	9.02%	C	Record
MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	8.95%	C	Record
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.60%	C	Record
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	6.76%	C	Record
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.70%	C	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.42%	C	Record

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	22.36%	I	Record

MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	20.08%	I	Record
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	19.43%	I	Record

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Global Opportunities Fund

Names and addresses	Percentage	Class	Record or beneficial

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.87%	I	Record
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	5.82%	I	Record
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	5.23%	I	Record
MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	54.25%	R2	Record
JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	31.74%	R2	Beneficial
CBNA AS CUSTODIAN FBO JAWONIO INC 403 B THRIFT PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	6.63%	R2	Beneficial
JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	92.61%	R6	Beneficial

Global Equity Fund
Names and addresses	Percentage	Class	Record or beneficial

JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	42.20%	A	Beneficial
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	16.01%	A	Record
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.79%	A	Record

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Global Equity Fund
Names and addresses	Percentage	Class	Record or beneficial
NANCY R MCCONOCHIE 325 HENRY DR APT 1 PORTAGE WI 53901-2610	7.73%	A	Beneficial
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	5.96%	A	Record
JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF ELIZABETH M LOCHER 31 SALEM LN SOUTH SALEM NY 10590-1319	5.78%	A	Beneficial
JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	86.81%	C	Beneficial
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.19%	C	Record
MANULIFE ASSET MANAGEMENT US LLC 2014/2015 MAM US DEFERRED INCENTIVE PLAN 197 CLARENDON ST BOSTON MA 02116-5010	51.70%	I	Beneficial
MANULIFE ASSET MANAGEMENT(US) LLC 2013/14 MAM US DEFERRED INCENTIVE PLAN ATTENTION DIANE LANDERS 197 CLARENDON ST BOSTON MA 02116-5010	37.31%	I	Beneficial
JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	R2	Beneficial
JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	R4	Beneficial
JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	R6	Beneficial

33

As of April 21, 2015, the trustees and officers of each fund owned in the aggregate less than 1% of each class of any fund’s outstanding shares.

EXPERTS

The financial highlights and financial statements of each fund, included in the relevant fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2014 for the Acquiring Fund (File Nos. 333-126293; 811-21779) and October 31, 2014 for the Acquired Fund (File Nos. 002-10156; 811-00560), have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Fund.

Each fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended August 31, 2014 and October 31, 2014, for the Acquiring Fund and Acquired Fund, respectively, to any shareholder upon request. The Acquiring Fund’s Annual Report for the fiscal year ended August 31, 2014 was filed with the SEC on October 28, 2014, and the Acquired Fund’s Annual Report for the fiscal year ended October 31, 2014 was filed with the SEC on December 23, 2014.

These financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements, and other information with the SEC. These reports, proxy statements, and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281), and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at sec.gov.

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EXHIBIT A — AGREEMENT AND PLAN OF REORGANIZATION

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of _________ , 2015, by and between John Hancock Global Opportunities Fund (the “Acquired Fund”), a series of John Hancock Investment Trust (the “Acquired Fund Trust”), a Massachusetts business trust, and John Hancock Global Equity Fund (the “Acquiring Fund”), a series of John Hancock Funds II (the “Acquiring Fund Trust”), a Massachusetts business trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the Acquiring Fund (the “Merger Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.	Representations and Warranties of the Acquiring Fund.

The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a series of shares of the Acquiring Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquiring Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund Trust. Each of the Acquiring Fund Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust dated August 12, 2005, as may be amended (the “Acquiring Fund Trust Declaration”), and the 1940 Act.

(c) The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a “regulated investment company” (“RIC”) within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, or is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d) The Acquired Fund has been furnished with the annual report of the Acquiring Fund for the fiscal year ended August 31, 2014, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquiring Fund as of August 31, 2014, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of August 31, 2014, and those

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incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f) The Acquiring Fund Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened against the Acquiring Fund Trust or the Acquiring Fund which assert liability on the part of the Acquiring Fund Trust or the Acquiring Fund or which materially affect the financial condition of the Acquiring Fund Trust or the Acquiring Fund or the Acquiring Fund Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Acquiring Fund Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h) Neither the Acquiring Fund Trust nor the Acquiring Fund is obligated under any provision of the Acquiring Fund Trust Declaration or the Acquiring Fund Trust’s By-laws dated June 28, 2005, as may be amended (the “Acquiring Fund Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(j) No consent, approval, authorization, or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k) The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; and

(ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section

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shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(l) The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquiring Fund. In regard to the statement above that the outstanding shares will be nonassessable, it is noted that the Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares, except that Class A shares and Class C shares of the Acquiring Fund are convertible into Class I shares of the Acquiring Fund in the manner and on the terms described in the N-14 Registration Statement

(n) The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, Class C, Class I, Class R2, Class R6 and Class NAV shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of Acquiring Fund Trust.

(o) At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee, and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

(q) The Acquiring Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.	Representations and Warranties of the Acquired Fund.

The Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a series of shares of the Acquired Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquired Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund Trust. Each of the Acquired Fund Trust and the Acquired Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund Trust is duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired

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Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquired Fund Trust’s Amended and Restated Declaration of Trust dated March 8, 2005, as may be amended (the “Acquired Fund Trust Declaration”), and the 1940 Act.

(c) The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a RIC within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d) The Acquired Fund Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended October 31, 2014, and the audited financial statements appearing therein, having been audited by PwC, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquired Fund as of October 31, 2014, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of October 31, 2014, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g) Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, threatened against the Acquired Fund Trust or the Acquired Fund which assert liability on the part of the Acquired Fund Trust or the Acquired Fund or which materially affect the financial condition of the Acquired Fund Trust or the Acquired Fund or the Acquired Fund Trust’s or the Acquired Funds’ ability to consummate the Reorganization. Neither Acquired Fund Trust nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i) Neither the Acquired Fund Trust nor the Acquired Fund is obligated under any provision of the Acquired Fund Trust Declaration or the Acquired Fund Trust’s Amended and Restated By-laws dated March 8, 2005, as may be amended (the “Acquired Fund Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) The Acquired Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised

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by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k) As used in this Agreement, the term “Acquired Fund Investments” shall mean:

(i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and

(ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens, or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m) The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that the Acquired Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund, and Class A shares and Class C shares of the Acquired Fund are convertible into Class I shares of the Acquired Fund, in each case, in the manner and on the terms described in the N-14 Registration Statement.

(o) All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q) The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

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3.	The Reorganization.

(a) Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b) If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i) nothing herein will require the Acquired Fund to dispose of any portfolios, securities, or other investments, if, in the reasonable judgment of the Acquired Fund Trust Board of Trustees or the Acquired Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and

(ii) nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund Trust Board of Trustees or the Acquiring Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c) Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on November 1, 2014 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on October 31, 2014.

(d) The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e) The Valuation Time shall be 4:00 p.m., Eastern time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f) Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g) The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

(h) The Acquiring Fund will file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Acquiring Fund Trust Declaration and Acquiring Fund Trust By-laws to consummate the Reorganization.

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4.	Valuation.

(a) On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value, (i) in the case of Class A shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class A and Class B shares, (ii) in the case of Class C shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class C shares, (iii) in the case of Class I shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class I shares, (iv) in the case of Class R2 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class R2 shares, (v) in the case of Class R6 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class R6 shares, and (vi) in the case of Class NAV shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class NAV shares, on such date, determined as hereinafter provided in this Section 4.

(b) The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c) The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d) No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e) The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f) The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.	Payment of Expenses.

(a) Except as otherwise provided in this Section 5, the Acquired Fund and Acquiring Fund will bear an allocable portion of the costs and expenses incurred in connection with the Reorganization. The Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b) In the event that the Reorganization contemplated by this Agreement is not consummated, then John Hancock Advisers, LLC, investment advisor to the Acquired and Acquiring Funds, will bear all the costs and expenses incurred in connection with such Reorganization.

(c) Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the

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disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.	Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a) Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b) The Acquired Fund Trust, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c) In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Acquiring Fund Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d) The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e) The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

(f) Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

(g) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(h) The Acquired Fund Trust shall:

(i) following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Acquired Fund Trust Declaration, and Acquired Fund Trust By-laws, the 1940 Act and any other applicable law;

(ii) not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii) on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(i) Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date (taking into account extensions) shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

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(j) Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Acquiring Fund Trust, the Acquiring Fund, the Acquired Fund Trust, and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Ropes & Gray LLP (“Ropes & Gray”), special counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Ropes & Gray).

(k) In connection with the covenant in subsection (j) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return, or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(l) After the Closing Date, the Acquiring Fund on behalf of the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by the Acquired Fund to the extent such expenses have been accrued by the Acquired Fund; any excess expenses shall be borne by the investment advisor or an affiliate thereof.

(m) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Acquiring Fund Trust, an open-end management investment company registered under the 1940 Act.

7.	Closing Date.

(a) Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on July 24, 2015, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b) To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Acquired Fund will deliver to the Acquiring Fund on the Closing Date (i) copies of all relevant tax books and records and (ii) confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.	Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a) That the Acquiring Fund Trust Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall

A-9

have been approved, by the Acquiring Fund Trust Board of Trustees, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Acquiring Fund Trust Board of Trustees certified by its Secretary or Assistant Secretary.

(b) That the Acquiring Fund shall have furnished to the Acquired Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President), its Chief Financial Officer, or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquired Fund shall have received the opinion(s) of Ropes & Gray, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund, substantially in the form and to the effect that:

(i) both the Acquiring Fund and the Acquiring Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii) the Acquiring Fund is a separate series of the Acquiring Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Trust Board of Trustees, and this Agreement has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv) neither the execution or delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v) the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

(vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement

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in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f) That the Acquired Fund shall have obtained an opinion from Ropes & Gray dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquired Fund, and based upon such representations of the parties as Ropes & Gray may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, be contemplated by the Commission.

9.	Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That the Acquired Fund Trust Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquired Fund Trust Board of Trustees and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Acquired Fund Trust Declaration); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Trust Board of Trustees, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by its Secretary or Assistant Secretary.

(b) That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquired Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c) That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquiring Fund shall have received the opinion(s) of Ropes & Gray, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i) both the Acquired Fund and the Acquired Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii) the Acquired Fund is a separate series of the Acquired Fund Trust, an open-end, management investment company registered under the 1940 Act;

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(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund Trust Board of Trustees, and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv) neither the execution or delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f) That the Acquiring Fund shall have obtained an opinion from Ropes & Gray, counsel for the Acquired Fund, dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquiring Fund, and based upon such representations of the parties as Ropes & Gray may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, be contemplated by the Commission.

(h) That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i) That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j) That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on November 1, 2014 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on October 31, 2014.

10.	Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i) by mutual consent of the Acquired Fund Trust Board of Trustees and the Acquiring Fund Trust Board of Trustees;

(ii) by the Acquired Fund Trust Board of Trustees if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or

A-12

(iii) by the Acquiring Fund Trust Board of Trustees if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the Reorganization contemplated by this Agreement has not been consummated by __________, 2016, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Acquired Fund Trust Board of Trustees and the Acquiring Fund Trust Board of Trustees.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents, or shareholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Acquired Fund Trust Board of Trustees or the Acquiring Fund Trust Board of Trustees (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents, or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent, or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent, or shareholder so acts or to its shareholders, to which that officer, trustee, agent, or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the respective Boards of Trustees to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	Indemnification.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents, and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs, and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty, or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and

A-13

adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle, or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Other Matters.

(a) All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the John Hancock Global Opportunities Fund c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Global Equity Fund c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

(d) It is expressly agreed that the obligations of the each of the Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in the Acquired Fund Trust Declaration or the Acquiring Fund Trust Declaration, as applicable. The execution and delivery of this Agreement has been authorized by the Acquired Fund Trust Board of Trustees on behalf of the Acquired Fund and the Acquiring Fund Trust Board of Trustees on behalf of the Acquiring Fund and signed by authorized officers of each respective Trust, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each respective trust on behalf of the relevant Fund as provided in the Acquired Fund Trust Declaration and the Acquiring Fund Trust Declaration, as applicable.

(e) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

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IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK INVESTMENT TRUST,

on behalf of its series, John Hancock Global Opportunities Fund

By: _________________________________

Name: _______________________________

Title: ________________________________

JOHN HANCOCK FUNDS II,

on behalf of its series, John Hancock Global Equity Fund

By: _________________________________

Name: _______________________________

Title: ________________________________

Agreed to and accepted as to Section 5 only:

JOHN HANCOCK ADVISERS, LLC

By: _________________________________

Name: _______________________________

Title: ________________________________

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John Hancock Funds, LLC ■ Member FINRA, SIPC

601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

69DPX 04/15

John Hancock Funds, LLC ■ Member FINRA, SIPC

601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

69SPX 04/15

STATEMENT OF ADDITIONAL INFORMATION

April 27, 2015

JOHN HANCOCK GLOBAL OPPORTUNITIES FUND

(the “Acquired Fund,” a series of John Hancock Investment Trust)

AND

JOHN HANCOCK GLOBAL EQUITY FUND

(the “Acquiring Fund,” a series of John Hancock Funds II)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated April 27, 2015). This SAI provides additional information about the Acquired Fund and the Acquiring Fund (the “Funds”). The Acquired Fund is a series of John Hancock Investment Trust (the “Acquired Fund Trust”), and the Acquiring Fund is a series of John Hancock Funds II (the “Acquiring Fund Trust”), each such trust is a Massachusetts business trust. Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated April 27, 2015 relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on July 15, 2015.

A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

John Hancock Advisers, LLC

601 Congress Street

Boston, Massachusetts 02210

800-225-5291

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

TABLE OF CONTENTS

1.	The Statement of Additional Information dated March 1, 2015, of the Acquired Fund (the “Acquired Fund SAI”)

2.	The Statement of Additional Information in respect of Class A shares, Class I shares and Class NAV shares, dated January 1, 2015, and in respect of Class C shares, Class R2 shares and Class R6 shares, dated February 20, 2015 of the Acquiring Fund (the “Acquiring Fund SAI” and together with the Acquired Fund SAI, the “SAIs”)

3.	The Annual Report of the Acquired Fund Trust for the fiscal year ended October 31, 2014 with respect to the Acquired Fund (the “Acquired Fund Annual Report”)

4.	The Annual Report of the Acquiring Fund Trust for the fiscal year ended August 31, 2014 with respect to the Acquiring Fund (the “Acquiring Fund Annual Report” and together with the Acquired Fund Annual Report, the “Annual Reports”)

5.	Pro Forma Financial Information

INFORMATION INCORPORATED BY REFERENCE

The SAIs are incorporated by reference to the John Hancock Global Opportunities Fund’s (“Global Opportunities Fund”) definitive materials as filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) (File Nos. 811-00560 and 002-10156) on February 25, 2015 (Accession No. 0001133228-15-000548); and to the John Hancock Global Equity Fund’s definitive materials as filed with the SEC pursuant to Rule 485(b) (File Nos. 811-21779 and 333-126293) on February 20, 2015 (Accession No. 0001133228-15-000446) and Rule 497 (File Nos. 811-21779 and 333-126293) on January 20, 2015 (Accession No. 0001133228-15-000235).

The Acquired Fund’s Annual Report is incorporated by reference to the Acquired Fund Trust’s report on Form N-CSR (File No. 811-00560), as filed with the SEC on December 23, 2014 (Accession No. 0001145443-14-001597).

The Acquiring Fund’s Annual Report is incorporated by reference to the Acquiring Fund Trust’s report on Form N-CSR (File No. 811-21779), as filed with the SEC on October 28, 2014 (Accession No. 0000928816-14-001693).

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the Annual Report which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below for the twelve months ended August 31, 2014 is intended to present ratios and supplemental data as if the Reorganization of the Acquired Fund into the Acquiring Fund had been consummated on September 1, 2013. The Reorganization is intended to consolidate the Acquired Fund with a similar fund.

Each Fund is advised by John Hancock Advisers, LLC (“JHA”) and subadvised by John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM US”). Each Fund is a diversified series of its respective Trust.

The purpose of the Reorganization is to combine two funds with identical investment objectives and similar principal investment policies. The combined fund offers economies of scale that may lead to lower shareholder expenses and greater growth potential.

The Acquired Fund has seven classes of shares outstanding: Class A shares, Class B shares, Class C Shares, Class I shares, Class R2 shares, Class R6 shares, and Class NAV shares. The Acquiring Fund has seven classes of shares outstanding: Class A shares, Class C shares, Class I shares, Class R2 shares, Class R4 shares, Class R6 shares, and Class NAV shares. In connection with the Reorganization, Class A and Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund, Class C shareholders of the Acquired Fund will receive Class C shares of the Acquiring Fund, Class I shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund, Class R2 shareholders of the Acquired Fund will receive Class R2 shares of the Acquiring Fund, Class R6 shareholders of the Acquired Fund will receive Class R6 shares of the Acquiring Fund, and Class NAV shareholders of the Acquired Fund will receive Class NAV shares of the Acquiring Fund.

Class A shares of the Acquired Fund and the Acquiring Fund have the same characteristics and, except as noted below, the same fee structures. Class A shares of each Fund are offered with front-end sales charges ranging from 5.00% to 2.00% of each Fund’s offering price, depending on the amount invested. For all Funds’ Class A shares, there is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Class A shares of each Fund are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 0.30% of average daily net assets of Class A shares, and Class A shares of the Acquired Fund are subject to a reimbursement plan and Class A shares of the Acquiring Fund are subject to a direct compensation plan.

Class B shares are offered by the Acquired Fund. Class B shares of the Acquired Fund may not be purchased or acquired by any new or existing Class B shareholder, except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment. Class B shares of the Acquired Fund are offered without a front-end sales charge, but are subject to a CDSC if sold within six years after purchase. The CDSC ranges from 1.00% to 5.00% of the original purchase cost or the current market value, whichever is less, of the Class B shares being sold, and depends on how long the shares are held. No CDSC is imposed on shares held for more than six years. Class B shares of the Acquired Fund are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 1.00% of the average daily net assets of Class B shares.

Class C shares of the Acquired Fund and the Acquiring Fund have the same characteristics and, except as noted below, the same fee structures. Class C shares of each Fund are offered without front-end sales charges, but are subject to a CDSC of 1.00% of the original purchase cost or the current market value, whichever is less, of the Class C shares being sold within one year of purchase. Class C shares of each Fund are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 1.00% of the average daily net assets of Class C shares, and Class C shares of the Acquired Fund are subject to a reimbursement plan and Class C shares of the Acquiring Fund are subject to a direct compensation plan.

Class I shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class I shares of each Fund are offered without a front-end sales charge or CDSC, and are not subject to distribution and service (Rule 12b-1) fees.

Class R2 shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class R2 shares of each Fund are offered without a front-end sales charge or CDSC. Class R2 shares of each Fund are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 0.25% of the average daily net assets of Class R2 shares, and a service plan fee equal to the annual rate of 0.25% of the average daily net assets of Class R2 shares.

Class R6 shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class R6 shares of each Fund are offered without a front-end sales charge or CDSC, and are not subject to distribution and service (Rule 12b-1) fees. JHA has contractually agreed through February 29, 2016 and December 31, 2016, for each of the Acquired Fund and Acquiring Fund, respectively, to waive and/or reimburse all class specific expenses for the class to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares of the Fund.

Class NAV shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class NAV shares of each Fund are offered without a front-end sales charge or CDSC, and are not subject to distribution and service (Rule 12b-1) fees.

As of December 31, 2014, Global Opportunities Fund’s net assets amounted to approximately $124,031,286 and the Acquiring Fund’s net assets amounted to approximately $477,023,244.

Each fund pays management fees to JHA equal to the annual percentages of average daily net assets, as shown in the following table:

Annual Advisory Fee Rates

Global Opportunities Fund	Global Equity Fund
0.850% — first $500 million; 0.825% — next $500 million; 0.800% —excess over $1 billion	0.825% — first $500 million; 0.800% —excess over $500 million (When net assets exceed $500 million, the management fee is 0.800% on all net assets.)

JHA pays subadvisory fees to JHAM US from its own assets and not from the assets of the relevant fund.

The Funds have the same other service providers, as detailed in the following table.

Distributor	John Hancock Funds, LLC
Transfer agent	John Hancock Signature Services, Inc.
Custodian	State Street Bank & Trust Company
Independent registered public accounting firm	PricewaterhouseCoopers LLP

On a pro forma basis, for the twelve months ended August 31, 2014, the proposed reorganization of the Global Opportunities Fund and the Global Equity Fund would have resulted in a decrease in management fees of approximately $187,771, and a decrease in other operating expenses (including audit fees) of approximately $142,138, resulting in a $329,909 change in the gross operating expense for the combined fund’s expense ratios. No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. The Acquiring Fund is expected to be the accounting survivor after the Reorganization.

The Reorganization is expected to be tax-free for U.S. federal income tax purposes. This means that no gain or loss is expected to be recognized by the Acquired Fund or its shareholders, or by the Acquiring Fund, as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis in the Acquired Fund shares exchanged immediately before the Reorganization, and the tax holding period of the Acquiring Fund shares received by such shareholders will include the holding period of their Acquired Fund shares.

As of October 31, 2014, Global Opportunities Fund had a short-term capital loss carryforward of $23,615,218 and a long-term capital loss carryforward of $191,749,407. Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future capital gains and thus reduce the taxable amount distributed to fund shareholders. The proposed Reorganization would affect the use of capital loss carryforwards, other “pre-acquisition losses” and other tax attributes in two respects. The first concerns the spreading of such tax attributes across a larger base of shareholders as a result of the combination of two funds. If no Reorganization were to occur, such tax attributes would inure solely to the benefit of the shareholders of the Acquired Fund. If the Reorganization occurs, such tax attributes would carry over (subject to the limitations described below) to the Acquiring Fund. That means that any resulting tax benefits would inure to all shareholders of the combined Fund (i.e., both pre-Reorganization shareholders of the Acquired Fund and pre-Reorganization shareholders of the Acquiring Fund).

The second manner in which the Reorganization would affect the use of any pre-acquisition losses (including capital loss carryforwards, net current-year capital losses and unrealized losses) concerns certain limitations imposed under the Code with respect to the use of such losses. Generally, when ownership of a “loss corporation” changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of loss carryforwards. The amount of such loss carryforwards that can be used each year to offset post-acquisition gains is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate as of March 2015 is 2.67%) multiplied by the value of the “loss corporation’s” equity. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization. Furthermore, the Acquired Fund’s loss carryforwards, as limited by the rules described above, are permitted to offset only that portion of the income of the Acquiring Fund for the taxable year of the transaction that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). As a consequence of these limitations, the Funds expect that the combined Fund will not be able to realize the total tax benefit associated with the Acquired Fund’s existing loss carryforwards in the foreseeable future.

Global Opportunities Fund and Global Equity Fund will each pay an allocable portion of the costs that are incurred in connection with the Reorganization. The estimated cost of the Reorganization is approximately $108,095, of which $81,071 will be borne by Global Opportunities Fund and $27,024 will be borne by Global Equity Fund. Notwithstanding the foregoing, Global Opportunities Fund and Global Equity Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and Global Equity Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of Global Equity Fund issued in connection with the Reorganization. If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

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PROXY TABULATOR

PO BOX 55909

BOSTON, MA 02205-9100

PROXY	PROXY

JOHN HANCOCK GLOBAL OPPORTUNITIES FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 15, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF

JOHN HANCOCK INVESTMENT TRUST

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Andrew Wilkins and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Global Opportunities Fund, a series of John Hancock Investment Trust which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, July 15, 2015, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated ____________________, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By:

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Date:

HAN15 - V2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding the Availability of Proxy Materials for

John Hancock Global Opportunities Fund

Special Meeting of Shareholders to Be Held on July 15, 2015

The Proxy Statement for this meeting is available at: www.2voteproxy.com/jhf

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL. IF NO SPECIFICATION IS MADE BELOW AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

FOR	AGAINST	ABSTAIN

1.   To approve an Agreement and Plan of Reorganization between John Hancock Global Opportunities Fund (“Global Opportunities Fund”) and John Hancock Global Equity Fund (“Global Equity Fund”). Under this agreement, Global Opportunities Fund would transfer all of its assets to Global Equity Fund in exchange for corresponding shares of Global Equity Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of Global Opportunities Fund. Global Equity Fund would also assume substantially all of Global Opportunities Fund’s liabilities.

☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

HAN15 - V2